UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2008

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual shareholders meeting on April 28, 2008, the shareholders of Valmont Industries, Inc. approved the Valmont 2008 Stock Plan. The stock plan authorizes the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, deferred stock units and other forms of stock-based compensation to officers and other employees of Valmont and its subsidiaries. The maximum number of shares of Valmont's common stock that may be issued under the stock plan is 1,700,000. Any shares of common stock subject to an award under the stock plan, or subject to an outstanding award under the Valmont 1999 Stock Plan or Valmont 2002 Stock Plan, which for any reason is cancelled, terminated or otherwise settled without the issuance of any common stock are again available for awards under the stock plan. The principal features of the plan are summarized on pages 19 to 23 of Valmont’s proxy statement for the annual shareholders meeting held on April 28, 2008. The forgoing description and the proxy statement summary are qualified in their entirety by reference to the Valmont 2008 Stock Plan, filed as an Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

At the annual shareholders meeting the shareholders also approved the Valmont 2008 Executive Incentive Plan. Annual and/or long-term performance targets must be achieved in order for an award to be earned under the incentive plan. Such targets, which may be calculated on an absolute or relative basis, shall be based on stock price, earnings, earnings per share, growth in earnings per share, total shareholder return, achievement of annual operating profit plans, operating income performance, return on equity performance, return on capital, sales growth, expense or working capital targets, margin improvement, or any of the foregoing before the effect of acquisitions, divestitures, accounting charges, or other nonrecurring expenses, all as determined by the compensation committee of Valmont’s board. Executive officers and other senior management officers of Valmont are eligible to receive awards under the incentive plan. The principal features of the incentive plan are summarized on pages 23 to 25 of the company’s proxy statement for the annual shareholders meeting held on April 28, 2008. The forgoing description and the proxy statement summary are qualified in their entirety by reference to the Valmont 2008 Executive Incentive Plan, filed as an Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Valmont 2008 Stock Plan.
10.2	Valmont 2008 Executive Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.

Date: April 30, 2008

By: /s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Valmont 2008 Stock Plan
10.2	Valmont 2008 Executive Incentive Plan